SCHEDULE OF INVENTORY AND DEPOSITS (Details) - USD ($)	Sep. 30, 2021	Dec. 31, 2020	Dec. 31, 2019
Inventory Disclosure [Abstract]
Inventory - Finished goods	$ 687,830	$ 681,709	$ 805,845
Inventory deposits	76,685	141,164	91,641
Total Inventories	764,515	822,873	897,486
Less: Reserve for excess and obsolete
Net inventory and deposits	$ 764,515	$ 822,873	$ 897,486